UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2024

MORNINGSTAR, INC.
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	000-51280 (Commission File Number)	36-3297908 (I.R.S. Employer Identification No.)
	22 West Washington Street Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)
(312) 696-6000 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report) __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	MORN	The Nasdaq Stock Market LLC

Item 2.02.    Results of Operations and Financial Condition.

On July 24, 2024, Morningstar, Inc. (the "Company" or "we") issued a press release announcing its financial results for the second quarter ended June 30, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Additionally, on July 24, 2024, the Company published a Supplemental Presentation. A copy of the Supplemental Presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference. The Press Release and Supplemental Presentation shall each be deemed furnished, not filed, for purposes of this Current Report on Form 8-K (this "Report").

Item 7.01.    Regulation FD Disclosure.

On July 24, 2024, the Company published a Shareholder Letter. The Shareholder Letter is included as Exhibit 99.3 to this Report and incorporated herein by reference. The Shareholder Letter shall be deemed furnished, not filed, for purposes of this Report.

Additionally, on July 24, 2024, the Company published updated questions and answers (“Updated Q&A”) regarding the previously announced transaction between the Company and AssetMark, Inc. (“AssetMark”), pursuant to which AssetMark will acquire all of the client advisory agreements associated with the Company’s U.S. turnkey asset management platform (the “Transaction”). A copy of the Updated Q&A is included as Exhibit 99.4 to this Report and incorporated herein by reference. The Updated Q&A shall be deemed furnished, not filed, for purposes of this Report.

The information set forth under Item 2.02, "Results of Operations and Financial Condition" is incorporated herein by reference.

Information or documents on the Company's website referred to in this Report or in the exhibits to this Report are not incorporated by reference into this Report.

Cautionary Note Regarding Forward-Looking Statements

This Report contains forward-looking statements as that term is used in the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as consider,” “estimate,” “forecast,” “future,” “goal,” “designed to,” “maintain,” “may,” “objective,” “ongoing,” “could,” “expect,” “intend,” “plan,” “possible,” “potential,” “anticipate,” “believe,” “predict,” “continue,” “strategy,” “strive,” “will,” “would,” "determine," "evaluate," or the negative thereof, and similar expressions. These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. For us, these risks and uncertainties include, among others, failing to maintain and protect our brand, independence, and reputation; failure to prevent and/or mitigate cybersecurity events and the failure to protect confidential information, including personal information about individuals; compliance failures, regulatory action, or changes in laws applicable to our credit ratings operations, investment advisory, environmental, social, and governance and index businesses; failing to innovate our product and service offerings, or anticipate our clients’ changing needs; the impact of artificial intelligence and related technologies on our business, legal and regulatory exposure profile and reputation; failing to detect errors in our products or the failure of our products to perform properly due to defects, malfunctions or similar problems; failing to recruit, develop, and retain qualified employees; prolonged volatility or downturns affecting the financial sector, global financial markets, and the global economy and its effect on our revenue from asset-based fees and our credit ratings business; failing to scale our operations and increase productivity in order to implement our business plans and strategies; liability for any losses that result from errors in our automated advisory tools or errors in the use of the information and data we collect; inadequacy of our operational risk management, business continuity programs and insurance coverage in the event of a material disruptive event; failing to close, or achieve the anticipated economic benefit of a strategic transaction, including the Transaction, on a timely basis or at all; failing to efficiently integrate and leverage acquisitions and other investments, which may not realize the expected business or financial benefits, to produce the results we anticipate; failing to maintain growth across our businesses in today's fragmented geopolitical, regulatory and cultural world; liability relating to the information and data we collect, store, use, create, and distribute or the reports that we publish or are produced by our software products; the potential adverse effect of our indebtedness on our cash flows and financial and operational flexibility; challenges in accounting for tax complexities in the global jurisdictions which we operate in and their effect on our tax obligations and tax rates; and failing to protect our intellectual property rights or claims of intellectual property infringement against us. A more complete description of these risks and uncertainties, among others, can be found in our filings with the Securities and Exchange Commission (SEC), including our most recent Reports on Forms 10-K and 10-Q. If any of these risks and uncertainties materialize, our actual future results and other future events may vary significantly from what we expect. We do not undertake to update our forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. You are, however, advised to review any further disclosures we make on related subjects, and about new or additional risks, uncertainties and assumptions in our filings with the SEC on Forms 10-K, 10-Q and 8-K.

Item 9.01. Financial Statements and Exhibits.
    (d)    Exhibits:

Exhibit No.	Description
99.1	Press Release dated July 24, 2024.
99.2	Supplemental Presentation dated July 24, 2024.
99.3	Shareholder Letter dated July 24, 2024.
99.4	Updated Q&A dated July 24, 2024.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).
_____________________________________________________________________________________

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.
Date: July 24, 2024	By:/s/ Jason Dubinsky
Name: Jason Dubinsky
Title: Chief Financial Officer
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